56217  10/99

Prospectus Supplement
dated October 11, 1999 to:
______________________________________________________________________________
Putnam Utilities Growth and Income Fund (the "fund")
Prospectus dated February 28, 1999

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's
portfolio since the years shown below. Their experience as
portfolio managers or investment analysts over at least the last five years is also shown.
Manager           Since     Experience
Krishna Memani    1999      Employed by Putnam Management since 1998. Prior to
Managing Director           September, 1998 Mr. Memani was employed
                            at Morgan Stanley & Co.

Jeanne L. Mockard 1998      Employed by Putnam Management since 1990.
Senior Vice Presiden   t